UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

____________________

FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
[Missing Graphic Reference]

Montana	001-34653	81-0331430
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

401 North 31st Street, Billings, MT		59116
(Address of Principal Executive Offices)		(Zip Code)

(406) 255-5390
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01                      Other Events

On March 24, 2017, First Interstate BancSystem, Inc. (“First Interstate”), the holding company for First Interstate Bank, announced that all required regulatory approvals have been obtained to complete its acquisition of Cascade Bancorp and its wholly-owned subsidiary Bank of the Cascades (the “Merger”).  The transaction is still expected to close in mid-2017, subject to approval by each company’s shareholders and the satisfaction of customary closing conditions.

Forward-Looking Statements

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements give First Interstate’s and Cascade Bancorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. Such forward-looking statements include, statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statement. We assume no duty to update forward-looking statements.

Additional Information and Where to Find It

This communication is being made with respect to the proposed transaction involving First Interstate and Cascade Bancorp. This material is not a solicitation of any vote or approval of the First Interstate or Cascade Bancorp shareholders and is not a substitute for the joint proxy statement/prospectus or any other documents that First Interstate and Cascade Bancorp may send to their respective shareholders in connection with the proposed Merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed Merger, First Interstate has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes a joint proxy statement of First Interstate and Cascade Bancorp and a prospectus of First Interstate, as well as other relevant documents concerning the proposed Merger.  Before making any voting or investment decisions, investors and shareholders are urged to read the Registration Statement and the joint proxy statement/prospectus regarding the proposed Merger, as well as any other relevant documents filed with the Securities and Exchange Commission and any amendments or supplements to those documents, because they will contain important information.  Both First Interstate and Cascade Bancorp will mail the joint proxy statement/prospectus to their respective shareholders.  Shareholders are also urged to carefully review and consider each of First Interstate’s and Cascade Bancorp’s public filings with the Securities and Exchange Commission, including, but not limited to, their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K.  Copies of the Registration Statement and joint proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about First Interstate and Cascade Bancorp, may be obtained as they become available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).  You will also be able to obtain these documents, free of charge, from First Interstate at www.fibk.com or from Cascade Bancorp at www.botc.com.

First Interstate, Cascade Bancorp and certain of their respective directors and executive officers, under the Securities and Exchange Commission’s rules, may be deemed to be participants in the solicitation of proxies of First Interstate’s and Cascade Bancorp’s shareholders in connection with the proposed transaction.  Information about the directors and executive officers of First Interstate and their ownership of First Interstate common stock is set forth in the proxy statement for First Interstate’s 2016 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 4, 2016.  Information about the directors and executive officers of Cascade Bancorp and their ownership of Cascade Bancorp’s common stock is set forth in the Annual Report on Form 10-K for the year ended December 31, 2016 for Cascade Bancorp, as filed with the Securities and Exchange Commission on March 3, 2017.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST INTERSTATE BANCSYSTEM, INC.

Dated: March 24, 2017	By:	/s/ Kevin P. Riley
Kevin P. Riley
President and Chief Executive Officer